AMENDMENT TO
                                FUND PARTICIPATION AGREEMENT
                                  DATED SEPTEMBER 18, 2002

        THIS AMENDMENT, dated as of April ___, 2005, by and between GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY ("GWL&A"), PIMCO VARIABLE INSURANCE TRUST (the "Fund"), PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (the "Adviser"), ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC (the "Distributor") and CHARLES SCHWAB & CO., INC. ("Schwab").

        WHEREAS, GWL&A, the Fund, the Adviser, the Distributor and Schwab, collectively, the Parties, entered into a Fund Participation Agreement, dated September 18, 2002, as amended (the "Agreement"); and

        WHEREAS, the Parties to the Agreement desire to add the PIMCO VIT Total Return Portfolio - Administrative Class to the Portfolios listed in Schedule B of the Agreement; and

        WHEREAS the Adviser is the registered investment advisor for the PIMCO VIT Total Return Fund, as that term is defined under the Investment Advisers Act of 1940, as amended; and

        WHEREAS, the Distributor is duly registered as a broker-dealer and acts as principal underwriter to the PIMCO VIT Total Return Fund under the Securities Exchange Act of 1934, as amended; and

        NOW, THEREFORE, in consideration of the promises and mutual covenants contained in the Agreement and herein, the parties to the Agreement hereby AMEND the Agreement as follows:

        Schedule B of the Agreement is hereby replaced in its entirety with Schedule B attached hereto.

        The Agreement otherwise remains in full force and effect.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the Parties have executed this Amendment as of the ___ day of April, 2005.

   GREAT- WEST LIFE & ANNUITY INSURANCE COMPANY

   -------------------------------          --------------------
   Signature                                Date
   -------------------------------          --------------------
   Printed name                             Title



   PIMCO VARIABLE INSURANCE TRUST

   -------------------------------          --------------------
   Signature                                Date
   -------------------------------          --------------------
   Printed name                             Title


   PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

   -------------------------------          --------------------
   Signature                                Date
   -------------------------------          --------------------
   Printed name                             Title



   ALLIANZ GLOBAL INVESTORS  DISTRIBUTORS LLC

   -------------------------------          --------------------
   Signature                                Date
   -------------------------------          --------------------
   Printed name                             Title


   CHARLES SCHWAB & CO., INC.

   -------------------------------          --------------------
   Signature                                Date
   -------------------------------          --------------------
   Printed name                             Title

                                   SCHEDULE B

   Designated Portfolios

   PIMCO VIT Total Return Portfolio
   PIMCO VIT High Yield Portfolio
   PIMCO VIT Low Duration Portfolio